UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 29, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-25455                  20-1777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


      5050 QUORUM DRIVE, SUITE 700
             DALLAS, TEXAS                                              75254
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective on September 29, 2008, the Board of Directors of Morgan Creek Resources, Inc., a Nevada corporation (the "Company") accepted the consent of Angelo Viard as a director of the Company. In accordance with a written consent of resolutions of the Board of Directors unanimously signed by all the members of the Board of Directors of the Company, Mr. Viard was duly appointed as a member of the Board of Directors. Therefore, as of the date of this Current Report, the Company's Board of Directors is comprised of the following individuals: Marcus Johnson, D. Bruce Horton, Stephen Jewett, Erik Essiger, Peter Wilson and Angelo Viard.

BIOGRAPHY

ANGELO VIARD. During the past ten years, Mr. Viard has been involved in providing companies with advisory services including, but not limited to, managerial, investment strategy, finance, information technology, compliance, accounting, business development, mergers and acquisitions, and capital fund raising. In a wide range of industry sectors across the United States, South America and Europe. From approximately June 2007 through current date, Mr. Viard has been the president/chief executive officer of Viard Consulting Services, which is a company currently engaged by PMB+ Helin Donovan. His role as director of advisory services requires development of an advisory services sector. Mr. Viard's functions include full budgeting responsibilities, management of budgets and planning, creation of policies and administrative procedures to restructure business processes, authoring multi-company employee manuals, design work order tracking and billing interface systems for accounting, and updating business plans, accounting structures and organizational changes to maximize business growth. From approximately August 2006 through June 2007, Mr. Viard was the IT operations manager for Bare Escentuals where he was responsible for developing, coordinating multiple related projects in alignment with strategic and tactial company goals, served as a primary customer advocate, plan and coordinate long term systems strategy, and manage the day to day operations of the IT department, including LAN/WAN architecture, telecommunications and hardware/software support. From approximately August 2005 through August 2006, Mr. Viard was a senior IT audit consultant for PricewaterhouseCoopers LLP where he was responsible for determining the audit documentation, strategy and plan. From approximately December 2004 through August 2005, Mr. Viard was the chief executive officer and founder of Technology Mondial Inc., which was a start-up company specializing in broadband wireless technology in Costa Rica and management and development of wireless connection planning for Latin America. Mr. Viard was also previously employed with OpenTV Inc, where he was manager of information system and technology, Thomas Weisel Partners LLC where he was an information technology brokerage services manager, BancBoston Robertson Stephens & Co. where he was a senior system engineer, and Environmental Chemical Corporation where he was a technical analyst.

Mr. Viard holds a master in computer science, a BS in business management and administration, and an A/A in computer business administration and network.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 MORGAN CREEK ENERGY CORP.


DATE:  September 29, 2008.
                                    /s/ PETER WILSON
                                 ________________________________________
                                 Name:  Peter Wilson
                                 Title: President/Chief Executive Officer





















                                       3